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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                              _____________________



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 10, 2004


                        Commission File Number 333-88577


                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)



                 TEXAS                                         74-2684967
     (State or other jurisdiction                           (I.R.S. Employer
           of incorporation)                               Identification No.)



           13710 FNB PARKWAY                                   68154-5200
            OMAHA, NEBRASKA                                    (Zip Code)
         (Address of principal
           executive offices)




                         TELEPHONE NUMBER (402) 492-7300
              (Registrant's telephone number, including area code)

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         Item 7.  Exhibits

                  99.1 Northern Border Partners, L.P. press release dated March 10, 2004.


         Item 9.  Regulation FD Disclosure.

                  Attached as Exhibit 99.1 is a copy of Northern Border Partners, L.P. press release, dated March 10, 2004, regarding an order issued yesterday by the Securities and Exchange Commission related to Enron Corp.'s registration as a holding company under the Public Utility Holding Company Act of 1935.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NORTHERN BORDER PIPELINE COMPANY
                              By: Northern Plains Natural Gas Company, Operator

                              By:        /s/ Jerry L. Peters
                                 ----------------------------------------------
                                        Jerry L. Peters
                                        Vice President, Finance and Treasurer


Dated:   March 10, 2004


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                                  Exhibit Index

Exhibit
  No.                      Description
-------                    -----------

 99.1      Northern Border Partners, L.P. Press Release dated March 10, 2004.







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